UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)
1101 Vermont Avenue, NW
Washington, DC 20005
(Address of principal executive offices)

Jennifer L. Butler
Secretary
JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2008

Date of reporting period: December 31, 2007

Item 1 – Semi-Annual Report for the Period Ended December 31, 2007

JPMorgan Funds Value Opportunities Fund
SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

CONTENTS
President’s Letter	1
Investment Adviser’s Report	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	18
Directors	19
Results of Meeting of Shareholders	20

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER

FEBRUARY 8, 2008 (Unaudited)

Dear Fellow Shareholders:

For the six months ended December 31, 2007, JPMorgan Value Opportunities Fund Class A shares were down 8.4%, cancelling out the Fund’s strong performance during the first half of 2007. For calendar year 2007 Class A shares were down 1.5% on a total return basis, with income and capital gains distributions paid in December.

The second half of 2007 was a difficult period for the U.S. stock market. As defaults spread in the sub-prime mortgage market, financial institutions and other holders of mortgage-backed debt obligations were forced to lower the value of many of these holdings. Credit markets threatened to close down. The stocks of many financial institutions fell dramatically while the stock market became far more volatile, experiencing numerous days on which the Dow Jones Industrial Index moved up or down more than 100 points. The fourth quarter of 2007 was particularly difficult with nearly all major stock indexes falling in value. For the six months ended December 31, 2007, the Standard & Poor’s 500 Composite Index was down 1.4% and the Russell 1000 Value Index, the Fund’s benchmark, was down 6.0%. Value stocks suffered more than growth-oriented stocks during this period.

While some industry sectors did not perform well during the second half of 2007, some did. The consumer staples, energy and utility sectors continued to perform well. Some investors, however, were selling financial stocks, wary of the mortgage crisis, and consumer discretionary stocks, fearing a slow down in consumer spending. As a result, the capital markets, consumer cyclical and financial sectors were down. This overall pattern tended to hold true for the Fund as well. Its consumer staples, energy and utility holdings generally made positive contributions to investment results, while its holdings in the capital markets, financial and insurance sectors tended to hurt investment results. Relative to the Russell 1000 Value Index, the Fund benefited by overweighting its holdings in consumer staples and by underweighting technology stocks and real estate investment trusts, but was hurt by its overweighted positions in financial and insurance.

Among the Fund’s holdings, Exxon Mobil, Merck, Procter & Gamble and Verizon were among the top contributors to Fund results on an absolute basis. Ambac Financial Group, Citigroup, Countrywide and Freddie Mac were among the worst detractors from Fund results on an absolute basis. The market’s volatility and decline at the end of 2007 tended to reflect the uncertainty and pessimism prevalent in economic news reporting. Even though the economy continued to expand during the period, a decline in the growth rate of corporate earnings, higher energy and food costs, falling home prices and a significant drop in housing starts and homes sales, a tightening of credit availability, and a slowing of the GDP growth rate all combined to cause worries about the possibility of both recession and inflation. The Federal Reserve first responded to the threat of a credit squeeze by lowering the federal funds rate from 5.25% to 4.75% in September; it lowered the rate to 4.50% in October and then to 4.25% in December in an attempt to combat the ongoing threats of slower growth, recession, and tightening credit. In January 2008, after the end of the reporting period, the Fed again lowered the federal funds rate to 3.00%.

On December 10, your Fund held a shareholder meeting at which time shareholders elected a slate of eight Fund directors and ratified the selection of PricewaterhouseCoopers as the Fund’s independent registered public accounting firm. Our newest director, Barbara Hackman Franklin, is president and CEO of Barbara Franklin Enterprises, an international business consulting firm. She served as the 29th U.S. Secretary of Commerce. Ms. Franklin serves on the board of several public companies and has been recognized as "Director of the Year" by the National Association of Corporate Directors (2000) and Board Alert (2003). She is currently a member of the Public Company Accounting Oversight Board Advisory Council, a member of the board of the National Association of Corporate Directors and a member of the board and chair emerita of the Economic Club of New York. Complete results of the shareholder meeting can be found on page 20 of this report.

In late December, Daniel J. Callahan III retired, having reached the Fund’s mandatory retirement age. He became an independent director in 2001 and we thank him for his fine judgment and leadership.

We welcome our newest shareholders. It may take some time to return to a more stable investment climate, but we think taking a longer view should be helpful. If you have questions or comments about your Fund, please do not hesitate to contact us. As always, we look forward to reporting to you again in six months.

Sincerely yours,

Jeffrey L. Steele

President

INVESTMENT ADVISER’S REPORT
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS
Fund Inception	December 31, 2001
Fund Year End	June 30
Net Assets as of 12/31/2007
(in thousands)	$928,689
Primary Benchmark	Russell 1000 Value Index

Q:HOW DID THE FUND PERFORM?

A:  The Value Opportunities Fund, which seeks to provide long-term capital appreciation*, had a total return of -8.4%** (Class A shares) for the trailing six months ended December 31, 2007, underperforming the -6.0% return of the Russell 1000 Value Index, the Fund’s benchmark, for the same period.

Q: WHY DID THE FUND PERFORM THIS WAY?

A:  For the trailing six months through December 31, 2007, a positive contributor to portfolio performance relative to our benchmark was internet broker TD AMERITRADE Inc. Shares rose from a combination of healthy account activity levels and an increase in market share due to problems at competitor E*TRADE. With the economy slowing down, we believe that AMERITRADE is well positioned as it transitions into an asset gatherer. In addition, the company could realize considerable synergies in a potential merger with E*TRADE. AMERITRADE has no significant credit risk and we continue to see further upside potential in this high conviction name.

Another positive contributor was pharmaceutical company Merck. Shares rose as the company reported solid third quarter earnings driven by strong gross margins and new product launches to include Gardisil, a human papilloma-virus vaccine, and Januvia, which helps control blood sugar in diabetes patients. We believe Merck is poised for further upside based on continued sales momentum, as Gardasil and Januvia become more significant contributors to Merck’s revenue.

Lastly, our position in telecom service provider Verizon Communications provided protection during July’s bear market, as the company posted strong second quarter earnings. Further, the stock’s price was supported with rumors of a possible takeover bid by Vodafone Group Plc. Verizon’s heavy investment in its FIOS network should help it gain market share from cable companies and allow the company to offer a broader range of services directly to customers. With positive catalysts to include a quarterly dividend increase, growing market share, and continued margin expansion, Verizon remains a large overweight position in the portfolio.

A top detractor to performance relative to our benchmark was MGIC Investment Corp. Shares plunged when the company announced disappointing second quarter earnings resulting from accelerating credit losses in certain key states. Additionally, MGIC’s subsidiary C-Bass was caught in the liquidity crunch brought on by the sub-prime crisis, which will likely result in a complete write-off of MGIC’s investment in the entity. Furthermore, MGIC’s issues with C-Bass forced the termination of its merger with Radian. MGIC has been facing delinquency trends that continue to deteriorate across its insured portfolio and although we expect more challenging mortgage market conditions ahead, the company remains attractively valued.

Another top detractor was Ambac Financial, an insurer of asset-backed securities, due to continued credit market turmoil and concerns over its exposure to sub-prime mortgages. Shares declined further when the company announced losses from marking to market its credit derivative portfolio. Despite the recent volatility, we believe the market will begin to recognize improved industry pricing and higher demand for financial guaranty product.

Shares of online publisher R.H. Donnelley fell as investors reacted negatively to its large digital acquisition of Business.com. Further, deteriorating credit markets made it harder for the company to refinance some of its high coupon debt. The company gave a cautionary tone about its ability to achieve positive sales ad growth in the second half of 2007. We believe Donnelley is trading at an attractive valuation in that management will be paying a cash dividend on the higher end of our range and has implemented its triple play offering across all markets ahead of schedule.

Q: HOW WAS THE FUND MANAGED?

A:  The portfolio management team focuses on stock selection as its primary manner of outperforming the market. Sector bets are relatively constrained; however, within broad sectors we have established positions in companies that reflect broader themes. One of the larger sector overweights relative to the benchmark is in autos and transportation, where we maintain a constructive view on railroads. Railroad companies have benefited from both domestic and global expansion and the resulting flow of goods. We believe the sector is experiencing a secular rebirth after decades of under-investment and low returns on capital. Alternatively, real estate investment trusts (REITs) remain one of the larger sector underweight positions due to ongoing concerns that credit issues could spread to commercial loans, that the cost of debt is rising and will put upward pressure on both ongoing yields and long-term return expectations, and finally, that capitalization rates on underlying real property portfolios will increase, sending values down and justifying the 30%+ drop in the U.S REIT market since early 2007.

PORTFOLIO COMPOSITION*
Financials	26.8%
Energy	14.1
Industrials	10.6
Consumer Staples	8.2
Health Care	7.3
Consumer Discretionary	7.1
Utilities	6.9
Information Technology	6.1
Telecommunication Services	5.4
Materials	4.4
Short-Term Investment	3.1

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Exxon Mobil Corp.	5.3%
2.	Verizon Communications, Inc.	4.5
3.	General Electric Co.	3.5
4.	Bank of America Corp.	3.4
5.	Procter & Gamble Co.	3.2
6.	Citigroup, Inc.	2.6
7.	Genworth Financial, Inc.	2.4
8.	ConocoPhillips	2.3
9.	Freddie Mac	2.1
10.	Chevron Corp.	1.7

*Percentages indicated are based upon net assets as of December 31, 2007.  The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 (Unaudited)
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR*	SINCE INCEPTION*
CLASS A SHARES	12/31/01
Without Sales Charge		(1.49)%	13.72%	8.85%
With 5.25% Sales Charge		(6.67)	12.50	7.88
CLASS B SHARES	12/31/01
Without CDSC		(1.97)	12.99	8.13
With CDSC**		(6.97)	12.74	8.02
CLASS C SHARES	02/19/05
Without CDSC		(1.98)	12.99	8.13
With CDSC***		(2.98)	12.99	8.13
INSTITUTIONAL CLASS SHARES	12/31/04	(1.11)	14.02	9.09

*       Performance for Class C and Institutional Class shares for periods prior to their inception is based on performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
**    Assumes 5% CDSC (contingent deferred sales charge) for the one-year period and 3% CDSC for the five-year period.
***  Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Common Stocks — 96.2%

	Aerospace & Defense — 1.3%
225	Spirit Aerosystems Holdings, Inc., Class A (a)	7,773
62	United Technologies Corp.	4,745
		12,518
	Auto Components — 0.5%
219	TRW Automotive Holdings Corp. (a)	4,573

	Beverages — 0.5%
181	Constellation Brands, Inc., Class A (a)	4,283

	Capital Markets — 3.2%
80	Lazard Ltd., Class A (Bermuda)	3,254
100	Lehman Brothers Holdings, Inc.	6,518
87	Merrill Lynch & Co., Inc.	4,643
157	Morgan Stanley	8,322
360	TD AMERITRADE Holding Corp. (a)	7,222
		29,959
	Chemicals — 1.5%
260	Rohm & Haas Co.	13,777

	Commercial Banks — 4.1%
165	BB&T Corp.	5,057
253	Huntington Bancshares, Inc.	3,739
170	TCF Financial Corp.	3,045
113	U.S. Bancorp	3,571
363	Wachovia Corp.	13,801
292	Wells Fargo & Co.	8,818
		38,031
	Communications Equipment — 1.6%
357	Corning, Inc.	8,572
392	Motorola, Inc.	6,284
		14,856
	Computers & Peripherals — 0.4%
36	International Business Machines Corp.	3,881

	Consumer Finance — 1.0%
167	Capital One Financial Corp.	7,888
79	Discover Financial Services	1,194
		9,082
	Containers & Packaging — 0.6%
214	Pactiv Corp. (a)	5,696

	Diversified Financial Services — 6.4%
763	Bank of America Corp.	31,487
157	CIT Group, Inc.	3,763
827	Citigroup, Inc.	24,332
		59,582

	Diversified Telecommunication Services — 5.0%
111	AT&T, Inc.	4,609
957	Verizon Communications, Inc.	41,794
		46,403
	Electric Utilities — 4.0%
181	American Electric Power Co., Inc.	8,437
248	Edison International	13,246
114	FirstEnergy Corp.	8,269
429	Sierra Pacific Resources	7,291
		37,243
	Electronic Equipment & Instruments — 1.2%
121	Arrow Electronics, Inc. (a)	4,745
177	Tyco Electronics Ltd. (Bermuda)	6,577
		11,322
	Energy Equipment & Services — 0.8%
69	Halliburton Co.	2,631
165	Nabors Industries Ltd. (Bermuda) (a)	4,517
		7,148
	Food & Staples Retailing — 1.3%
359	Safeway, Inc.	12,288

	Food Products — 1.7%
105	General Mills, Inc.	5,956
289	Kraft Foods, Inc.	9,430
		15,386
	Health Care Providers & Services — 1.0%
42	Cardinal Health, Inc.	2,449
82	WellPoint, Inc. (a)	7,220
		9,669
	Hotels, Restaurants & Leisure — 0.6%
131	Royal Caribbean Cruises Ltd.	5,543

	Household Products — 3.5%
46	Colgate-Palmolive Co.	3,586
398	Procter & Gamble Co.	29,236
		32,822
	Industrial Conglomerates — 4.1%
876	General Electric Co.	32,459
151	Tyco International Ltd. (Bermuda)	5,988
		38,447
	Insurance — 6.6%
128	Ambac Financial Group, Inc.	3,288
173	American International Group, Inc.	10,092
43	Assurant, Inc.	2,843
98	Cincinnati Financial Corp.	3,875
874	Genworth Financial, Inc.	22,251
113	Hartford Financial Services Group, Inc.	9,826

	Insurance — Continued
105	MetLife, Inc.	6,439
26	Prudential Financial, Inc.	2,429
		61,043
	Internet Software & Services — 0.7%
284	Yahoo!, Inc. (a)	6,608

	IT Services — 0.5%
199	Western Union Co. (The)	4,837

	Machinery — 2.7%
33	Caterpillar, Inc.	2,373
216	Dover Corp.	9,932
104	Joy Global, Inc.	6,812
147	Kennametal, Inc.	5,566
		24,683
	Media — 4.4%
284	Comcast Corp., Class A (a)	5,188
170	New York Times Co. (The), Class A	2,977
571	News Corp., Class A	11,708
143	R.H. Donnelley Corp. (a)	5,216
291	Time Warner Cable, Inc., Class A (a)	8,020
250	Walt Disney Co. (The)	8,060
		41,169
	Metals & Mining — 1.2%
96	Alcoa, Inc.	3,520
66	United States Steel Corp.	7,968
		11,488
	Multi-Utilities — 2.8%
516	CMS Energy Corp.	8,966
128	Consolidated Edison, Inc.	6,253
112	SCANA Corp.	4,721
281	Xcel Energy, Inc.	6,338
		26,278
	Multiline Retail — 0.5%
100	Kohl’s Corp. (a)	4,562

	Oil, Gas & Consumable Fuels — 13.3%
170	Chevron Corp.	15,847
245	ConocoPhillips	21,625
47	EOG Resources, Inc.	4,222
525	Exxon Mobil Corp.	49,140
140	Marathon Oil Corp.	8,545
183	Occidental Petroleum Corp.	14,081
38	Sunoco, Inc.	2,724
141	XTO Energy, Inc.	7,235
		123,419

	Paper & Forest Products — 1.0%
1,217	Domtar Corp. (Canada) (a)	9,356

	Pharmaceuticals — 6.2%
117	Abbott Laboratories	6,558
271	Merck & Co., Inc.	15,731
574	Pfizer, Inc	13,045
466	Schering-Plough Corp.	12,401
105	Sepracor, Inc. (a)	2,743
158	Wyeth	6,964
		57,442
	Real Estate Investment Trusts (REITs) — 1.6%
37	Alexandria Real Estate Equities, Inc.	3,802
142	Apartment Investment & Management Co.	4,932
90	Public Storage, Inc.	6,592
		15,326
	Road & Rail — 2.4%
72	Burlington Northern Santa Fe Corp.	5,976
217	Hertz Global Holdings, Inc. (a)	3,443
255	Norfolk Southern Corp.	12,847
		22,266
	Semiconductors & Semiconductor Equipment — 0.6%
237	Xilinx, Inc.	5,177

	Software — 1.1%
129	Microsoft Corp.	4,592
328	Symantec Corp. (a)	5,297
		9,889
	Specialty Retail — 1.0%
71	Advance Auto Parts, Inc.	2,682
294	Staples, Inc.	6,783
		9,465
	Thrifts & Mortgage Finance — 3.7%
248	Countrywide Financial Corp.	2,219
129	Fannie Mae	5,157
570	Freddie Mac	19,413
332	MGIC Investment Corp.	7,436
		34,225
	Tobacco — 1.2%
144	Altria Group, Inc.	10,861

	Wireless Telecommunication Services — 0.4%
259	Sprint Nextel Corp.	3,399

	Total Long-Term Investments
	(Cost $875,232)	894,002

Short-Term Investment — 3.1%
	Investment Company — 3.1%

28,582	JPMorgan Prime Money Market Fund, Institutional Class (b)(c)
	(Cost $28,582)	28,582
	Total Investments — 99.3%
	(Cost $903,814)	922,584
	Other Assets in Excess of Liabilities — 0.7%	6,105

	NET ASSETS — 100.00%	928,689

Percentages indicated are based on net assets.

Abbreviations:
(a)  Non-income producing security.
(b)  Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.
(c)  All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$894,002
Investments in affiliates, at value	28,582
Total investment securities, at value	922,584
Cash	48
Receivables:
Investment securities sold	5,251
Fund shares sold	2,891
Interest and dividends	1,787
Prepaid expenses and other assets	4
Total Assets	932,565

LIABILITIES:
Payables:
Investment securities purchased	2,112
Fund shares redeemed	1,100
Accrued liabilities:
Investment advisory fees	319
Business management fees	80
Shareholder servicing fees	94
Distribution fees	70
Other	101
Total Liabilities	3,876
Net Assets	$928,689

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

NET ASSETS:
Paid in capital	$909,106
Accumulated undistributed (distributions in excess of) net investment income	(100)
Accumulated net realized gains (losses)	913
Net unrealized appreciation (depreciation)	18,770
Total Net Assets	$928,689

Net Assets:
Class A	$ 86,300
Class B	10,261
Class C	8,973
Institutional Class	823,155
Total	$928,689

Outstanding shares (total authorized capital stock — 500,000 $.01 par value, 48,996 outstanding):
Class A	5,005
Class B	605
Class C	529
Institutional Class	47,735

Net Asset Value:
Class A — Redemption price per share	$ 17.24
Class B — Offering price per share (a)	$ 16.95
Class C — Offering price per share (a)	$ 16.97
Institutional Class — Offering and redemption price per share	$ 17.24
Class A maximum sales charge	5.25%
Class A maximum public offering price per share[net asset value per share /(100% – maximum sales charge)]	$ 18.20
Cost of investments in non-affiliates	$875,232
Cost of investments in affiliates	$ 28,582

(a) Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

Six Months Ended 12/31/07
INVESTMENT INCOME:
Dividend income	$10,855
Dividend income from affiliates (a)	533
Interest income	—(b)
Total investment income	11,388

EXPENSES:
Investment advisory fees	1,995
Business management fees	858
Distribution fees:
Class A	117
Class B	43
Class C	38
Shareholder servicing fees:
Class A	117
Class B	14
Class C	13
Institutional Class	441
Transfer agent fees	87
Auditing and legal fees	34
Custodian and accounting fees	24
Directors’ fees	21
Postage, stationery and supplies	18
Reports to shareholders	9
Registration and prospectus expenses	63
Other	15
Total expenses	3,907
Less amounts waived	(395)
Net expenses	3,512
Net investment income (loss)	7,876

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	12,986
Change in net unrealized appreciation (depreciation) of investments	(105,797)
Net realized/unrealized gains (losses)	(92,811)
Change in net assets resulting from operations	$(84,935)

(a)  Includes reimbursement of investment advisory and shareholder servicing fees. Please see
Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months Ended 12/31/07 (Unaudited)	Year Ended 6/30/07
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 7,876	$15,322
Net realized gain (loss)	12,986	95,321
Change in net unrealized appreciation (depreciation)	(105,797)	84,513
Change in net assets resulting from operations	(84,935)	195,156

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,146)	(1,087)
From net realized gains	(9,122)	(2,056)
Class B
From net investment income	(80)	(95)
From net realized gains	(1,114)	(269)
Class C
From net investment income	(68)	(78)
From net realized gains	(951)	(224)
Institutional Class
From net investment income	(14,218)	(13,559)
From net realized gains	(84,942)	(19,508)
Total distributions to shareholders	(111,641)	(36,876)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	79,306	89,069

NET ASSETS:
Change in net assets	(117,270)	247,349
Beginning of period	1,045,959	798,610
End of period	$ 928,689	$1,045,959
Accumulated undistributed (distributions in excess of) net investment income	$(100)	$ 7,925

SEE NOTES TO FINANCIAL STATEMENTS

	Six Months Ended 12/31/07 (Unaudited)	Year Ended 6/30/07
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,941	$20,373
Dividends and distributions reinvested	9,089	2,766
Cost of shares redeemed	(14,544)	(18,144)
Change in net assets from Class A capital transactions	$7,486	$4,995
Class B
Proceeds from shares issued	$739	$3,172
Dividends and distributions reinvested	1,091	338
Cost of shares redeemed	(1,519)	(2,558)
Change in net assets from Class B capital transactions	$311	$952
Class C
Proceeds from shares issued	$1,539	$2,605
Dividends and distributions reinvested	790	249
Cost of shares redeemed	(1,943)	(1,846)
Change in net assets from Class C capital transactions	$386	$1,008
Institutional Class
Proceeds from shares issued	$82,578	$167,471
Dividends and distributions reinvested	92,500	30,721
Cost of shares redeemed	(103,955)	(116,078)
Change in net assets from Institutional Class capital transactions	$71,123	$82,114
Total change in net assets from capital transactions	$79,306	$89,069

SHARE TRANSACTIONS:
Class A
Issued	647	1,026
Reinvested	529	141
Redeemed	(726)	(914)
Change in Class A shares	450	253
Class B
Issued	37	164
Reinvested	65	17
Redeemed	(78)	(131)
Change in Class B shares	24	50
Class C
Issued	78	133
Reinvested	47	13
Redeemed	(99)	(96)
Change in Class C shares	26	50
Institutional Class
Issued	4,239	8,465
Reinvested	5,363	1,559
Redeemed	(5,224)	(5,822)
Change in Institutional Class shares	4,378	4,202

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
Class A
Six Months Ended December 31, 2007 (d)	$21.32	$0.10	$(1.93)	$(1.83)	$(0.23)	$(2.02)	$(2.25)	$17.24	(8.43)%	$86,300	1.05%	1.24%	1.13%	34%
Year Ended June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)	21.32	23.23	97,106	1.07	1.28	1.21	80
January 1, 2006 to June 30, 2006 (e)	17.15	0.13	0.67	0.80	—	—	—	17.95	4.66	77,228	1.10	1.47	1.23	42
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)	17.15	3.66	74,797	1.07	1.22	1.17	70
Year Ended December 31, 2004	16.62	0.15	2.70	2.85	(0.15)	(2.32)	(2.47)	17.00	17.14	43,255	1.44	0.88	1.62	41
Year Ended December 31, 2003	15.48	0.10	4.86	4.96	(0.10)	(3.72)	(3.82)	16.62	32.63	39,014	1.41	0.64	1.65	61
Year Ended December 31, 2002	20.86	0.06	(2.63)	(2.57)	(0.06)	(2.75)	(2.81)	15.48	(12.54)	31,796	1.46	0.42	N/A	51

Class B
Six Months Ended December 31, 2007 (d)	20.94	0.07	(1.91)	(1.84)	(0.13)	(2.02)	(2.15)	16.95	(8.62)	10,261	1.55	0.73	1.63	34
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)	20.94	22.57	12,175	1.57	0.78	1.71	80
January 1, 2006 to June 30, 2006 (e)	16.91	0.08	0.67	0.75	—	—	—	17.66	4.44	9,370	1.60	0.97	1.73	42
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)	16.91	3.03	8,233	1.64	0.66	1.73	70
Year Ended December 31, 2004	16.45	0.02	2.64	2.66	(0.02)	(2.32)	(2.34)	16.77	16.14	384	2.26	0.15	2.41	41
Year Ended December 31, 2003	15.40	(0.01)	4.78	4.77	—	(3.72)	(3.72)	16.45	31.56	98	2.14	(0.08)	2.38	61
Year Ended December 31, 2002 (f)	20.86	(0.08)	(2.63)	(2.71)	—	(2.75)	(2.75)	15.40	(13.21)	14	2.45	(0.40)	N/A	51

Class C
Six Months Ended December 31, 2007 (d)	20.97	0.07	(1.92)	(1.85)	(0.13)	(2.02)	(2.15)	16.97	(9.36)	8,973	1.55	0.73	1.63	34
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)	20.97	22.64	10,554	1.57	0.78	1.71	80
January 1, 2006 to June 30, 2006 (e)	16.92	0.08	0.67	0.75	—	—	—	17.67	4.43	8,011	1.60	0.97	1.73	42
February 23, 2005 to December 31, 2005 (f)	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)	16.92	4.16	7,854	1.64	0.67	1.73	70

Institutional Class
Six Months Ended December 31, 2007 (d)	21.36	0.14	(1.94)	(1.80)	(0.30)	(2.02)	(2.32)	17.24	(8.24)	823,155	0.65	1.64	0.73	34
Year Ended June 30, 2007	17.98	0.32	3.87	4.19	(0.33)	(0.48)	(0.81)	21.36	23.75	926,124	0.65	1.70	0.81	80
January 1, 2006 to June 30, 2006 (e)	17.14	0.17	0.67	0.84	—	—	—	17.98	4.90	704,001	0.64	1.93	0.84	42
Year Ended December 31, 2005 (f)	17.00	0.28	0.42	0.70	(0.25)	(0.31)	(0.56)	17.14	4.11	568,515	0.65	1.64	0.84	70

(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder    transactions.
(d)  Unaudited.
(e)  Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(f)  Commencement of offering class of shares.

N/A – not applicable

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

1. Organization
The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge ("CDSC"). Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund is valued.  The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. It is possible that the estimated values may differ signifi-cantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Securities Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its distributable net investment income and net realized gains on investments. Accordingly, no provision for Federal income tax is necessary.

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007 were as follows (amounts in thousands):

Federal income tax cost of investments	$903,814

Gross unrealized appreciation of investments	$110,004
Gross unrealized depreciation of investments	(91,234)
Net unrealized appreciation (depreciation) of investments	$18,770

E. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G. New Accounting Pronouncements - In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such service is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.40%. Prior to March 1, 2007, the annual fee rate was 0.50%.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. Advisory and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Adviser or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2007 was approximately $12,000.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.175%. The Business Manager waived its fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2007, the Distributor received approximately the following amounts: Class A — $117,000, Class B — $43,000 and Class C — $38,000. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of JLG, earned $19,730 on its retail sales of shares of the Fund and Distribution Plan fees.

D. Shareholder Service Fees — The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C Shares and 0.10% for the Institutional Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Fund Accounting Fees — JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. The custodian fee was not reduced by these credits during the six months.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class Shares (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59%, and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other Share Class expenses. The contractual expense limitation agreements were in effect for the period ended December 31, 2007. The expense limitation percentages are due to expire October 31, 2008, but may be extended. For the six months ended December 31, 2007, the Fund’s Business Manager contractually waived fees totaling approximately $395,000. The Business Manager does not expect the Fund to repay any such waived fees in future years.

G. Other — All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the six months, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended December 31, 2007, the Fund incurred no brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions
The Fund made purchases of investment securities, other than short term securities, of approximately $339,176,000 and sales of approximately $364,811,000 during the six months ended December 31, 2007. During the six months ended December 31, 2007 there were no purchases or sales of U.S. Government securities.

5. Concentration and Indemnifications
From time to time, the Fund’s investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypo-thetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During Period July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$915.70	$5.07	1.05%
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class B
Actual	1,000.00	913.80	7.48	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class C
Actual	1,000.00	906.40	7.45	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Institutional Class
Actual	1,000.00	917.60	3.14	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366(to reflect the one-half year period).

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds website at www.jpmorganfunds.com.
Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund(a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Cyrus A. Ansary, 74 Chairman of the Board (Independent and Non-Executive)	1985	President, Investment Services International Co.,LLC (private investment company for various operating entities)	The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund
Barbara Hackman Franklin, 67	2007	President and Chief Executive Officer, Barbara Franklin Enterprises (international business and governance consulting); former U.S. Secretary of Commerce	Aetna, Inc.; The Dow Chemical Company; The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund
R. Clark Hooper, 61	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President – Policy and Oversight, NASD	American Funds Group (18 portfolios); The Swiss Helvetia Fund, Inc.
James C. Miller III, 65	2001	Senior Advisor, Blackwell Sanders LLP; former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); former Director, U.S. Office of Management and Budget	Clean Energy Fuels Corporation; The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund
Katherine D. Ortega, 73	2003	Former Treasurer of the United States	The Kroger Co.; The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund
J. Knox Singleton, 59	2004	President and Chief Executive Officer, INOVA Health System	Healthcare Realty Trust, Inc.; The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 71 Vice Chairman of the Board	1985	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I ; Washington Mutual Investors Fund
Jeffrey L. Steele, 62 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I; Washington Mutual Investors Fund

(a)    Directors and officers of the Fund hold office until their resignation, removal or retirement.
(b)   This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.
(c)  "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)
Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton, 40 Vice President, Treasurer and Assistant Secretary	1993	Senior Vice President, Secretary, Treasurer, and Director, Washington Management Corporation
Stephen Hartwell, 92 Senior Vice President	1985	Chairman, Washington Management Corporation
Lois A. Erhard, 55 Vice President	1987	Vice President, Washington Management Corporation
Jennifer L. Butler, 41 Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation; former Specialist, Fund Administration, Pacific Investment Management Company
Stephanie L. Pfromer, 39 Assistant Secretary	2007	Vice President and General Counsel, Washington Management Corporation; former Vice President and Senior Counsel, The BISYS Group
Ashley L. Shaw ,** 38 Assistant Secretary	2000	Vice President and Assistant General Counsel, Washington Management Corporation
J. Lanier Frank, 46 Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation
Curt M. Scott, 29 Assistant Treasurer	2007	Assistant Vice President and Assistant Treasurer, Washington Management Corporation; former Financial Analyst, The BISYS Group

*Officers of the Fund hold office until their resignation, removal or retirement. **Ashley L. Shaw is the daughter of James H. Lemon, Jr.

RESULTS OF MEETING OF SHAREHOLDERS
HELD DECEMBER 10, 2007

Shares outstanding (all classes) on record date, September 21, 2007: 48,416,645
Total shares voted on December 10, 2007: 37,542,132 77.5%

Proposal 1: Election of Directors

Director	Votes For	Percent of Shares Voting For	Votes Withheld	Percent of Shares Withheld
Cyrus A. Ansary	37,499,931	99.9%	42,201	0.1%
Barbara Hackman Franklin	37,498,384	99.9%	43,748	0.1%
R. Clark Hooper	37,503,830	99.9%	38,302	0.1%
James H. Lemon, Jr.	37,498,734	99.9%	43,398	0.1%
James C. Miller III	37,499,658	99.9%	42,474	0.1%
Katherine D. Ortega	37,498,185	99.9%	44,027	0.1%
J. Knox Singleton	37,501,244	99.9%	40,888	0.1%
Jeffrey L. Steele	37,501,099	99.9%	41,033	0.1%

Proposal 2: Ratification of Independent Registered Public Accounting Firm

	Votes For	Percent of Shares Voting For	Votes Against	Percent of Shares Voting Against	Votes Abstaining	Percent of Shares Abstaining
Ratification of PricewaterhouseCoopers LLP	37,471,405	99.8%	18,885	0.1%	51,842	0.1%

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.

SAN-VO-1207

Item 2 - Code of Ethics

Not applicable to this filing.

Item 3 - Audit Committee Financial Expert

Not applicable to this filing.

Item 4 - Principal Accountant Fees and Services

Not applicable to this filing.

Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable to this Registrant

Item 6 – Schedule of Investments

The schedule is included in the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies

Not applicable to this Registrant.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 – Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a) Not applicable to this filing.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By
/s/ Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Jeffrey L. Steele, President and
Principal Executive Officer
Date: February 28, 2008

By
/s/ Michael W. Stockton, Principal Financial Officer,
Vice President and Treasurer
Date: February 28, 2008